ANCHOR SERIES TRUST

Supplement to the Prospectus

(Class B Shares)

In the section entitled "TRUST HIGHLIGHTS" in response to the question "How have the Portfolios performed historically?" under the heading "STRATEGIC MULTI-ASSET PORTFOLIO," the chart and footnotes with respect to Average Annual Total Returns is deleted in its entirety and replaced with the following, effective December 31, 2002:
Average Annual Total Returns (as of the calendar year ended December 31, 2001)	Past One Year	Past Five Years	Past Ten Years
Strategic Multi-Asset Portfolio Class A	-7.36%	8.09%	9.28%
Custom Index[1] (effective December 31, 2002)	-8.42%	6.33%	8.20%
Custom Index[2] (prior to December 31, 2002)	-8.53%	6.05%	8.35%
S&P 500® [3]	-11.88%	10.70%	12.94%
MSCI AC World Free USD Index[4]	-15.91%	5.18%	8.14%
Salomon Smith Barney World Gov't Bond-U.S.$ Hedge Index[5]	6.27%	7.91%	8.16%

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because those shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

1 Custom Index (effective December 31, 2002) consists of 65% MSCI AC World Free USD Index, 30% Salomon Smith Barney World Government Bond - (U.S. $ Hedge) Index (as described above in footnoted 3 and 4, respectively), and 5% 3-month T-bill. All bonds included in the index must be U.S. dollar-denominated and non-convertible. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than any of the individual benchmark indices, in that it includes both equity and fixed income components. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments. The Custom Index, as modified, better reflects the composition of the Portfolio.

2 Prior to December 31, 2002, Custom Index consists of 65% MSCI AC World Free USD Index, 20% Salomon Smith Barney World Gov't Bond - (U.S. $ Hedge) Index (as described in footnotes 4 and 5, respectively), 10% Lehman Brothers High Yield Index, and 5% 3-month T-bill. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the index must be U.S. dollar-denominated and non-convertible. The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. Prior to February 28, 1998, Custom Index consisted of 30% MSCI AC World Free ex-U.S. Index, 20% Lehman Brothers Aggregate Bond Index, 30% S&P 500 Index (as described in footnote 3), 10% Russell 2000 Index, and 10% 3-month T-bill. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-denominated and non-convertible. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free (Ex-U.S.) Index is described in footnote 4. The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

3 The S&P 500® Composite Stock Price Index (S&P 500® ) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

4 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free USD Index is a market capitalization weighted benchmark of the listed securities of Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and Venezuela, that uses an arbitrary sampling of stocks and aims to capture 60% of the total market capitalization at both the country and industry levels.

5 The Salomon Smith Barney World Government Bond - U.S.$ Hedge Index is a market capitalization weighted, total return benchmark designed to cover the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom and the United States. For a country to be added to the Index, its eligible issues must total at least US$20 billion, DM30 billion, and Y2.5 trillion for three consecutive months.

In the section entitled "MANAGEMENT" under the heading "Portfolio Management," the reference in the chart with regard to management of the Strategic Multi-Asset Portfolio is deleted in its entirety and replaced with the following, effective December 31, 2002:

Portfolio	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Strategic Multi-Asset Portfolio	Trond Skramstad, Senior Vice President

Mr. Skramstad has been responsible for managing the Portfolio since 1994 and is Chairman of Wellington Management's Global Equity Strategy Group, which is a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations. He joined Wellington Management in 1993 as a Director of International Equities.

Robert L. Evans, Senior Vice President

Mr. Evans has served as portfolio manager for the Portfolio since 1998. He joined Wellington Management in 1995 as a portfolio manager. Prior to joining Wellington Management, Mr. Evans was an international fixed income portfolio manager with Pacific Investment Company from 1991 to 1995.

	Robert D. Rands, CFA, Senior Vice President	Mr. Rands has served as portfolio manager for the Portfolio since 1994. Mr. Rands also manages the Capital Appreciation Portfolio (see above).
Scott M. Elliott, CFA, Senior Vice President

Mr. Elliott has served as portfolio manager for the Portfolio since 2001 and is responsible for asset allocation and currency management. Mr. Elliott joined Wellington Management in 1994. He also manages the Multi-Asset Portfolio (see above).

In the section entitled "MANAGEMENT" under the heading "Portfolio Management," the reference in the chart with regard to management of the Natural Resources Portfolio is deleted in its entirety and replaced with the following, effective December 31, 2002:
Portfolio	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Natural Resources Portfolio	James Bevilacqua, CFA, Senior Vice President

Mr. Bevilacqua has previously served as the assistant portfolio manager of the Portfolio since 1998. He joined Wellington Management as an analyst in the global industry research group in 1994, after receiving his MBA from Stanford Graduate School of Business.

Dated: December 31, 2002